UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2019

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02                        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 20, 2019, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the fourth quarter of fiscal 2018, which ended on January 1, 2019.

ITEM 5.02                        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 13, 2019, the Compensation Committee of the Board of Directors of the Company approved certain compensation for the executive officers for 2019, consistent with the Company’s previously disclosed programs.  The Compensation Committee also approved grants of restricted shares of the Company’s common stock subject to performance conditions that are different from historical grants, as described more fully below.

Name	Number of Restricted Shares Awarded at Targeted Performance Goals
David Overton, Chairman and Chief Executive Officer	47,400
David M. Gordon, President	10,800
Matthew Clark, Executive Vice President and Chief Financial Officer	9,800
Scarlett May, Executive Vice President, General Counsel and Secretary	5,300
Keith Carango, President, The Cheesecake Factory Bakery Incorporated	4,300

These restricted shares were granted subject to achievement of three performance goals that are equally weighted (Average growth in Earnings Per Share, Average Sales per Square Foot at The Cheesecake Factory Restaurants, and Average Controllable Profit at The Cheesecake Factory Restaurants) over fiscal years 2018, 2019 and 2020. Actual restricted shares vesting may be at a lower or higher amount, or none at all, dependent upon the level of achievement of the performance goals, within a range between a threshold at 60% of target payout and a maximum at 150% of target payout. The restricted shares that remain outstanding after the degree of achievement of the performance goals has been determined shall be subject to time-based vesting, with 60% of the award vesting on the third annual anniversary of the date of grant (on February 13, 2022) and 20% of the award vesting on each of fourth and fifth annual anniversaries from the date of grant (on February 13, 2023 and February 13, 2024, respectively) subject to continued service through each vesting date.

ITEM 7.01                        REGULATION FD.

The following information is furnished under Item 7.01 of Form 8-K, “Regulation FD.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 19, 2019, a copy of which is furnished as Exhibit 99.2 to this report, the Company announced that it will present at the Raymond James 40th Annual Institutional Investors Conference in Orlando, Florida on March 5, 2019 at 7:30 a.m. Eastern Time.

ITEM 8.01                        OTHER EVENTS.

On February 13, 2019, the Board of Directors of the Company declared a quarterly cash dividend of $0.33 per share which will be paid on March 19, 2019 to the stockholders of record of each share of the Company’s common stock at the close of business on March 4, 2019. Future dividends, if any, will be subject to Board approval.

ITEM 9.01                        FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

99.1	Press release dated February 20, 2019 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2018”

99.2	Press release dated February 19, 2019, entitled “The Cheesecake Factory to Present at the Raymond James 40th Annual Institutional Investors Conference”

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 20, 2019 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2018”

99.2	Press release dated February 19, 2019 entitled, “The Cheesecake Factory to Present at the Raymond James 40th Annual Institutional Investors Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2019	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer